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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 8, 2000
                                                  ----------------


                         BECTON, DICKINSON AND COMPANY
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            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                      N/A
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        (Former name or former addresses if changed since last report.)



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Item 9.      Regulation FD Disclosure

             On November 8, 2000 the Registrant announced in a press release its results for the fourth quarter and fiscal year ended September 30, 2000. Attached hereto as Exhibit 99, which is incorporated herein by reference, is a copy of such press release.

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                              INDEX TO EXHIBITS
                              -----------------

   Exhibit
   Number              Description of Exhibits
   ------              -----------------------

    99                 Press Release issued on November 8, 2000